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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2007

                            DIGITAL POWER CORPORATION
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             (Exact name of registrant as specified in its charter)

           California                   1-12711                94-1721931
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        (State or other            (Commission File No.)    (I.R.S. Employer
          jurisdiction                                      Identification No.)
        of incorporation)

                 41920 Christy Street, Fremont, California 94538
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               (Address of principal executive offices) (Zip Code)

                                 (510) 657-2635
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information
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Item 2.02  Results of Operations and Financial Condition

     Digital Power Corporation announced its results for the fourth quarter ended December 31, 2006, on the press release attached as Exhibit 99.


Section 9 - Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits

     Exhibit No.      Exhibit Description
     -----------      -------------------
         99           Press release dated March 21, 2007, titled "Digital Power
                      Reports Financial Results for the Fourth Quarter and the
                      Year Ended December 31, 2006"

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    DIGITAL POWER CORPORATION,
                                                    a California Corporation


Dated: March 21, 2007                               /s/ Leo Yen
                                                    ----------------------------
                                                    Leo Yen,
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.      Exhibit Description
     -----------      -------------------
         99           Press release dated March 21, 2007, titled "Digital Power
                      Reports Financial Results for the Fourth Quarter and the
                      Year Ended December 31, 2006"